Filed pursuant to Rule 497(a)(1)
File No. 333-140620
Rule 482 ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

NEW YORK, August 23, 2007—Ares Capital Corporation (Nasdaq: ARCC) announced that it has entered into an agreement to sell 2,300,000 shares of common stock at a public offering price of $16.30 per share, raising approximately $37,490,000 in gross proceeds.  Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as the underwriter.

“As discussed on our recent quarterly earnings call, we believe the current credit market dislocation has created significant opportunity for Ares Capital Corporation.  We believe that this additional capital will provide us with increased flexibility to make investments at very attractive risk-adjusted returns,” said President, Michael Arougheti.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on August 28, 2007.  Ares Capital Corporation has also granted the underwriter an option to purchase up to an additional 345,000 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds to repay outstanding indebtedness and for other general corporate purposes.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Ares Capital Corporation before investing.  The prospectus supplement dated August 22, 2007 and the accompanying prospectus dated March 26, 2007, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital Corporation and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, NY 10080.

ABOUT ARES CAPITAL CORPORATION

Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company regulated as a business development company under the Investment Company Act of 1940. Its investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private middle market companies.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission, including the prospectus supplement dated August 22, 2007 and the accompanying prospectus dated March 26, 2007. Ares Capital Corporation undertakes no duty to update any forward-looking statements made herein.

AVAILABLE INFORMATION

Ares Capital Corporation’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available on the Internet at www.arescapitalcorp.com.

CONTACT

Alison Sternberg

Ares Capital Corporation

310-201-4200